EXHIBIT 10.1

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "Second Amendment") is made as of the 14th day of December, 1999 by and between

                  BankBoston Retail Finance Inc. (in such capacity, the "Agent"), as Agent for the Lenders party to a certain Loan and Security Agreement dated as of April 13, 1999,

                  the Lenders party thereto,

                  and

                  Each of the following corporations (collectively, and each individually, the "BORROWER"), each of which has its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319:

                  The Sports Authority, Inc. (A Delaware corporation)
                  The Sports Authority Florida, Inc. (A Florida corporation) The Sports Authority Michigan, Inc. (A Michigan corporation) Authority International, Inc. (A Delaware corporation)

                  and

                  The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "LEAD BORROWER"

                  and

                  The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "PARENT"

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on April 13, 1999, the Agent, the Lenders, and the Borrower entered into a certain Loan and Security Agreement, as amended by a certain First Amendment to Loan and Security Agreement dated November 17, 1999 (as so amended, the "AGREEMENT"); and

         WHEREAS, the Lead Borrower has requested that the Agent and the Lenders agree to amend further the Agreement with respect to the Permitted Repurchases which the Borrower is permitted to make under the Agreement, thereby superseding the aforementioned First Amendment to Loan and Security Agreement; and

         WHEREAS, the Lead Borrower has also requested that the Agent and the Lenders agree, among other things, to increase the amount of the Loan Ceiling to $275 Million and to extend the Maturity Date; and

         WHEREAS, the Agent, the Lenders, and the Borrower desire otherwise to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, and the Borrower as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. AMENDMENTS TO ARTICLE 1 OF THE AGREEMENT.

            (1) ARTICLE 1 (DEFINITION OF "COMMITMENT") is amended to read as follows:

         "COMMITMENT"      SUBJECT TO SECTION 2-20, AS FOLLOWS:
         ------------------------------------------- -------------------------- ------------------------
                                                              DOLLAR                  COMMITMENT
         LENDER                                             COMMITMENT                PERCENTAGE
         ------------------------------------------- -------------------------- ------------------------
         BANKBOSTON RETAIL FINANCE INC.                   $89,000,000.00                32.3636
         ------------------------------------------- -------------------------- ------------------------
         FOOTHILL CAPITAL CORPORATION                     $30,000,000.00                10.9090
         ------------------------------------------- -------------------------- ------------------------
         GENERAL ELECTRIC CAPITAL CORPORATION             $34,000,000.00                12.3636
         ------------------------------------------- -------------------------- ------------------------
         HELLER FINANCIAL, INC.                           $25,000,000.00                 9.0909
         ------------------------------------------- -------------------------- ------------------------
         BANK OF AMERICA, N.A. (FORMERLY
         NATIONSBANK, N.A.)                               $25,000,000.00                 9.0909
         ------------------------------------------- -------------------------- ------------------------
         CITIZENS BUSINESS CREDIT, A DIVISION OF
         CITIZENS LEASING CORPORATION                     $15,000,000.00                 5.4545
         ------------------------------------------- -------------------------- ------------------------
         FLEET CAPITAL CORPORATION                        $15,000,000.00                 5.4545
         ------------------------------------------- -------------------------- ------------------------
         LASALLE BUSINESS CREDIT, INC.                    $15,000,000.00                 5.4545
         ------------------------------------------- -------------------------- ------------------------
         DEUTSCHE FINANCIAL SERVICES CORPORATION          $12,000,000.00                 4.3636
         ------------------------------------------- -------------------------- ------------------------
         MELLON BANK, N.A.                                $15,000,000.00                 5.4545
         ------------------------------------------- -------------------------- ------------------------
         TOTAL                                           $275,000,000.00                100.00%
         ------------------------------------------- -------------------------- ------------------------

            (2) ARTICLE 1 (DEFINITION OF "EBITDA") is amended to read as follows:

            "EBITDA": THE BORROWERS' CONSOLIDATED EARNINGS BEFORE INTEREST,
                      TAXES, DEPRECIATION, AND AMORTIZATION, EXCLUSIVE OF NON-RECURRING NON-CASH CHARGES, EACH AS DETERMINED IN ACCORDANCE WITH GAAP.

            (3) ARTICLE 1 (DEFINITION OF "EURODOLLAR MARGIN") is amended to read as follows:


            "EURODOLLAR MARGIN":     (A) UNTIL OCTOBER 31, 2000:  THE EURODOLLAR
                                 MARGIN SHALL BE RESET MONTHLY (COMMENCING WITH THE BUSINESS DAY AFTER THE AGENT'S RECEIPT OF THE PRICING CERTIFICATE (SECTION 5-6(B) AND BASED UPON THE MONTHLY AVERAGE AVAILABILITY FOR THE IMMEDIATELY PRECEDING FISCAL MONTH) FOR LOANS INITIATED ON OR AFTER THE DATE WHEN SO SET, THAT IS TO SAY EURODOLLAR CONTRACTS IN EFFECT AT THE TIME OF INCREASES/DECREASES IN MARGIN WILL REMAIN AT THE MARGIN ORIGINALLY UTILIZED WHEN THE CONTRACT WAS OPENED. THE MARGIN IN EFFECT AT A GIVEN TIME WILL APPLY TO CONTRACTS OPENED AT THAT TIME, AND SHALL BE BASED UPON THE FOLLOWING EURODOLLAR MARGIN PRICING GRID I:

                                          EURODOLLAR MARGIN PRICING GRID I
                  ------------ -------------------------------------------------- --------------------
                  TIER         AVAILABILITY,  FOR PRECEDING FISCAL MONTH          MARGIN (BASIS
                                                                                  POINTS)
                  ------------ -------------------------------------------------- --------------------
                  I            AVAILABILITY OF GREATER THAN $40 MILLION           200
                  ------------ -------------------------------------------------- --------------------
                  II           AVAILABILITY OF LESS THAN OR EQUAL TO $40 MILLION  225
                  ------------ -------------------------------------------------- --------------------

                                     (B) FROM AND AFTER NOVEMBER 1, 2000: THE
                                 EURODOLLAR MARGIN SHALL BE RESET MONTHLY
                                 (COMMENCING WITH THE BUSINESS DAY AFTER THE
                                 AGENT'S RECEIPT OF THE PRICING CERTIFICATE
                                 (SECTION 5-6(B) AND BASED UPON THE MONTHLY
                                 AVERAGE AVAILABILITY FOR THE IMMEDIATELY
                                 PRECEDING FISCAL MONTH) FOR LOANS INITIATED ON OR AFTER THE DATE WHEN SO SET, THAT IS TO SAY EURODOLLAR CONTRACTS IN EFFECT AT THE TIME OF INCREASES/DECREASES IN MARGIN WILL REMAIN AT THE MARGIN ORIGINALLY UTILIZED WHEN THE CONTRACT WAS OPENED. THE MARGIN IN EFFECT AT A GIVEN TIME WILL APPLY TO CONTRACTS OPENED AT THAT TIME, AND SHALL BE BASED UPON THE FOLLOWING EURODOLLAR MARGIN PRICING GRID II:

                                          EURODOLLAR MARGIN PRICING GRID II
                  ------------ -------------------------------------------------- --------------------
                  TIER         AVAILABILITY,  FOR PRECEDING FISCAL MONTH          MARGIN (BASIS
                                                                                  POINTS)
                  ------------ -------------------------------------------------- --------------------
                  I            AVAILABILITY OF GREATER THAN $80 MILLION           175
                  ------------ -------------------------------------------------- --------------------
                  II           AVAILABILITY OF GREATER THAN $40 MILLION BUT       200
                               LESS THAN OR EQUAL TO $80 MILLION
                  ------------ -------------------------------------------------- --------------------
                  III          AVAILABILITY OF LESS THAN OR EQUAL TO $40 MILLION  225
                  ------------ -------------------------------------------------- --------------------

                                      (C) THE CALCULATION OF THE MONTHLY AVERAGE
                                 AVAILABILITY, AS SET FORTH IN (A) AND (B)
                                 ABOVE, SHALL BE SET FORTH IN THE PRICING
                                 CERTIFICATE AND SHALL BE CONFIRMED BY THE
                                 LENDER BASED UPON THE FOLLOWING CALCULATION:

                                 NUMERATOR: THE SUM OF THE DOLLAR AMOUNTS OF THE
                                            ACTUAL DAILY AVAILABILITY FOR THE
                                            EACH DAY OF THE PRIOR FISCAL MONTH
                                            OF THE BORROWER

                                 ------------------------------------------
                                 DENOMINATOR: THE ACTUAL NUMBER OF DAYS IN THE
                                              SAME PRIOR FISCAL MONTH OF THE
                                              BORROWER

         (4) ARTICLE 1 (DEFINITION OF "INVENTORY ADVANCE RATE") is amended to read as follows:

             "INVENTORY ADVANCE RATE":
             (A) 67.5% FROM THE FISCAL MONTHS JANUARY THROUGH SEPTEMBER, INCLUSIVE, OF EACH FISCAL YEAR OF THE BORROWER.

             (B) 70% FROM THE FISCAL MONTHS OF OCTOBER THROUGH DECEMBER, INCLUSIVE, OF EACH FISCAL YEAR OF THE BORROWER.

         (5) ARTICLE 1 (DEFINITION OF "LOAN CEILING") is amended to read as follows:

             "LOAN CEILING": $275,000,000.00.

         (6) ARTICLE 1 (DEFINITION OF "MATURITY DATE") is amended to read as follows:

             "MATURITY DATE": SEPTEMBER 30, 2003.

         (7) ARTICLE 1 (DEFINITION OF "PERMITTED INVESTMENT") is amended to read as follows:

             "PERMITTED INVESTMENT":   AN INVESTMENT WHICH FULFILLS ANY OF THE
             FOLLOWING NUMBERED CRITERIA:
             (1) DEBT ENTITLED TO THE FULL FAITH AND CREDIT OF THE UNITED STATES WITH MATURITIES NOT TO EXCEED NINETY-ONE (91) DAYS.
             (2) BANKER'S ACCEPTANCES, SAVINGS ACCOUNTS, "REPO'S", OR CERTIFICATES OF DEPOSIT ENTITLED TO THE FULL FAITH AND CREDIT OF THE AGENT OR ANY BANK WHOSE MOST SENIOR DEBT HAS BEEN ASSIGNED AN INVESTMENT GRADE CREDIT RATING BY A NATIONALLY RECOGNIZED CREDIT RATING SERVICE.
             (3) COMMERCIAL PAPER RATED A-2/P-2 OR BETTER.
             (4) MONEY MARKET FUNDS (SO-CALLED) WHOSE INVESTMENTS ARE LIMITED TO THOSE INVESTMENTS DESCRIBED IN (1) THROUGH AND INCLUDING (3) OF THIS DEFINITION, OR WHICH OTHERWISE COMPLY WITH THE RISK LIMITING CONDITIONS OF RULE 2A-7 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

             3. AMENDMENTS TO ARTICLE 2 OF THE AGREEMENT.

                (1) SECTION 2-1(B)(II) is hereby amended to read as follows:

                    (II) "BORROWING BASE" REFERS AT ANY TIME TO THE LESSER OF 2-1(B)(II)(A) OR 2-1(B)(II)(B), WHERE:

                         (A) IS THE LOAN CEILING.

                         (B) IS THE RESULT OF THE FOLLOWING:

                             (I) THE CREDIT CARD ADVANCE RATE MULTIPLIED BY THE AGGREGATE FACE AMOUNT OF ELIGIBLE CREDIT CARD RECEIVABLES.

                             PLUS

                             (II) THE LESSER OF (I) THE INVENTORY ADVANCE RATE MULTIPLIED BY THE COST OF ELIGIBLE INVENTORY
                             (NET OF INVENTORY RESERVES), OR (II) THAT
                             PERCENTAGE DETERMINED BY THE AGENT WHICH IS
                             85% OF THE APPRAISED VALUE OF ELIGIBLE
                             INVENTORY, WHICH APPRAISED VALUE SHALL BE
                             DETERMINED AS A PERCENTAGE OF THE TOTAL COST
                             OF ELIGIBLE INVENTORY.

                             MINUS

                             (III) THE THEN AGGREGATE OF THE AVAILABILITY
                             RESERVES.

         (2) SECTION 2-1(C) is hereby deleted.

         (3) SECTION 2-20(D) is hereby amended to read as follows:

             (D) UPON WRITTEN NOTICE GIVEN THE LEAD BORROWER FROM TIME TO TIME BY THE AGENT, OF ANY ASSIGNMENT OR ALLOCATION REFERENCED IN SECTION 2-20(C):

                (I) THE BORROWERS SHALL EXECUTE ONE OR MORE REPLACEMENT
             REVOLVING CREDIT NOTES TO REFLECT SUCH CHANGED DOLLAR COMMITMENTS, COMMITMENT PERCENTAGES, AND IDENTITIES AND SHALL DELIVER SUCH REPLACEMENT REVOLVING CREDIT NOTES TO THE AGENT (WHICH PROMPTLY THEREAFTER SHALL DELIVER TO THE LEAD BORROWER THE REVOLVING CREDIT NOTES SO REPLACED) PROVIDED HOWEVER, IN THE EVENT THAT A REVOLVING CREDIT NOTE IS TO BE EXCHANGED FOLLOWING ITS ACCELERATION OR THE ENTRY OF AN ORDER FOR RELIEF UNDER THE BANKRUPTCY CODE WITH RESPECT TO THE BORROWERS, THE AGENT, IN LIEU OF CAUSING THE BORROWERS TO EXECUTE ONE OR MORE NEW REVOLVING CREDIT NOTES, MAY ISSUE THE AGENT'S CERTIFICATE CONFIRMING THE RESULTING COMMITMENTS AND COMMITMENT PERCENTAGES.
                (II) SUCH CHANGE SHALL BE EFFECTIVE FROM THE EFFECTIVE DATE
             SPECIFIED IN SUCH WRITTEN NOTICE AND ANY PERSON ADDED AS A LENDER SHALL HAVE ALL RIGHTS AND PRIVILEGES OF A LENDER HEREUNDER THEREAFTER AS IF SUCH PERSON HAD BEEN A SIGNATORY TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT TO WHICH A LENDER IS A SIGNATORY AND ANY PERSON REMOVED AS A LENDER SHALL BE RELIEVED OF ANY OBLIGATIONS OR RESPONSIBILITIES OF A LENDER HEREUNDER THEREAFTER.

         4. AMENDMENT TO ARTICLE 4 OF THE AGREEMENT.

            SECTION 4-20(B) of the Agreement is hereby amended to read as follows:

               (B) SUBJECT TO THE SATISFACTION OF EACH OF THE CONDITIONS
            INCLUDED IN THIS SECTION 4-20(B), THE PARENT MAY REPURCHASE ITS CAPITAL STOCK AND THE 5.25% NOTES (EACH OF WHICH REPURCHASES IS REFERRED TO HEREIN AS A "PERMITTED REPURCHASE"):

                   (I) ON THE DATE ON WHICH THE SUBJECT REPURCHASE IS TO BE
                   EFFECTED:
                       (A) NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND NONE
                   WILL OCCUR BY REASON OF THE SUBJECT REPURCHASE.
                       (B) COLLATERAL AVAILABILITY FOR THE PERIOD IMMEDIATELY
                   PRIOR TO THE SUBJECT REPURCHASE WAS NOT, AND IMMEDIATELY AFTER SUCH REPURCHASE SHALL NOT BE, LESS THAN $45 MILLION.
                       (C) COLLATERAL AVAILABILITY, ON A PRO FORMA GOING FORWARD
                   BASIS FOLLOWING SUCH REPURCHASE, AS REFLECTED ON A PROJECTION PROVIDED TO THE AGENT IMMEDIATELY PRIOR TO THE SUBJECT REPURCHASE (AND PREPARED BASED ON THE SAME METHODOLOGY AND WITH THE SAME ASSUMPTIONS AS THOSE USED IN THE PREPARATION OF THE BUSINESS PLAN) IS NOT LESS THAN $45 MILLION.

                   (II) THE CUMULATIVE AMOUNT OF FUNDS EXPENDED BY BORROWER FOR ALL SUCH REPURCHASES OF CAPITAL STOCK SHALL NOT IN THE AGGREGATE EXCEED $20MILLION.

                   (III) THE CUMULATIVE AMOUNT OF FUNDS EXPENDED BY BORROWER FOR ALL SUCH REPURCHASES OF CAPITAL STOCK AND THE 5.25% NOTES, COLLECTIVELY, SHALL NOT IN THE AGGREGATE EXCEED $100MILLION.

         5. AMENDMENTS TO ARTICLE 5 OF THE AGREEMENT.

            (1) SECTION 5-4 is hereby amended to read as follows:

            5-4. BORROWING BASE CERTIFICATES. THE LEAD BORROWER SHALL PROVIDE THE AGENT WITH BORROWING BASE CERTIFICATES, EACH REFLECTING THE BORROWERS' CONDITION FOR THE PERIOD INDICATED BELOW IMMEDIATELY PRIOR TO THE DATE WHEN FURNISHED, AS FOLLOWS:

               (A) ON EACH THURSDAY (OR THE NEXT BUSINESS DAY, IF THAT THURSDAY
            IS NOT A BUSINESS DAY) OF EVERY FISCAL WEEK, THE LEAD BORROWER SHALL PROVIDE THE AGENT WITH A BORROWING BASE CERTIFICATE (IN THE FORM OF
            EXHIBIT 5-4(A) ANNEXED HERETO, AS SUCH FORM MAY BE REVISED FROM TIME TO TIME BY THE AGENT), EACH REFLECTING THE BORROWERS' CONDITION ON THE LAST DAY OF THE FISCAL WEEK IMMEDIATELY PRIOR TO THE DATE WHEN FURNISHED. SUCH BORROWING BASE CERTIFICATE MAY BE SENT TO THE AGENT BY FACSIMILE TRANSMISSION, PROVIDED THAT THE ORIGINAL THEREOF IS FORWARDED TO THE AGENT ON THE DATE OF SUCH TRANSMISSION.

               (B) ON THE THIRD THURSDAY (OR THE NEXT BUSINESS DAY, IF THAT
            THURSDAY IS NOT A BUSINESS DAY) FOLLOWING THE END OF THE BORROWER'S FISCAL MONTH, THE LEAD BORROWER SHALL, IN ADDITION TO THE WEEKLY BORROWING BASE CERTIFICATE REQUIRED PURSUANT TO SUBSECTION (A) ABOVE, PROVIDE THE AGENT WITH A BORROWING BASE CERTIFICATE (IN THE FORM OF EXHIBIT 5-4(B) ANNEXED HERETO, AS SUCH FORM MAY BE REVISED FROM TIME TO TIME BY THE AGENT), EACH REFLECTING THE BORROWERS' CONDITION ON THE LAST DAY OF THE FISCAL MONTH IMMEDIATELY PRIOR TO THE DATE WHEN FURNISHED, WITH EACH SUCH BORROWING BASE CERTIFICATE BEING RECONCILED

            (WITH RESPECT TO THE WEEKLY BORROWING BASE CERTIFICATES DELIVERED TO THE AGENT DURING SAID PRIOR FISCAL MONTH) TO REFLECT ALL ACTUAL CUSTOMARY AND NORMAL MONTH END ADJUSTMENTS. SUCH BORROWING BASE CERTIFICATE MAY BE SENT TO THE AGENT BY FACSIMILE TRANSMISSION, PROVIDED THAT THE ORIGINAL THEREOF IS FORWARDED TO THE AGENT ON THE DATE OF SUCH TRANSMISSION.

            (2) SECTION 5-5(A)(II)(E) is hereby amended to read as follows:

               (E) AN INTERNALLY PREPARED FINANCIAL STATEMENT OF THE BORROWERS'
            FINANCIAL CONDITION, AND THE RESULTS OF THEIR RESPECTIVE OPERATIONS FOR, THE PERIOD ENDING WITH THE END OF THE SUBJECT MONTH, WHICH FINANCIAL STATEMENT SHALL INCLUDE, AT A MINIMUM, A BALANCE SHEET, INCOME STATEMENT (ON A "CONSOLIDATED" BASIS FOR ALL OPERATIONS IN THE UNITED STATES AND, IF REQUESTED BY THE AGENT, ON A STORE SPECIFIC BASIS), CASH FLOW AND COMPARISON OF SAME STORE SALES FOR THE CORRESPONDING MONTH OF THE THEN IMMEDIATELY PREVIOUS YEAR, AS WELL AS TO THE BUSINESS PLAN.

            (3) SECTION 5-6 is hereby amended to read as follows:

               (A) QUARTERLY, WITHIN FORTY FIVE (45) DAYS FOLLOWING THE END OF
            EACH OF THE PARENT'S FISCAL QUARTERS, THE LEAD BORROWER SHALL PROVIDE THE AGENT WITH AN ORIGINAL COUNTERPART OF A MANAGEMENT PREPARED CONSOLIDATED FINANCIAL STATEMENT OF THE BORROWERS FOR THE PERIOD FROM THE BEGINNING OF THE BORROWERS' THEN CURRENT FISCAL YEAR THROUGH THE END OF THE SUBJECT QUARTER, WITH COMPARATIVE INFORMATION FOR THE SAME PERIOD OF THE PREVIOUS FISCAL YEAR, WHICH STATEMENT SHALL INCLUDE, AT A MINIMUM, A BALANCE SHEET, INCOME STATEMENT (ON A "CONSOLIDATED" BASIS FOR ALL OPERATIONS IN THE UNITED STATES AND, IF REQUESTED BY THE AGENT, ON A STORE SPECIFIC BASIS), STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY, AND CASH FLOWS AND COMPARISONS FOR THE CORRESPONDING QUARTER OF THE THEN IMMEDIATELY PREVIOUS YEAR, AS WELL AS TO THE BUSINESS PLAN.

               (B) FOR EACH OF THE BORROWER'S FISCAL MONTHS, COMMENCING WITH
            NOVEMBER, 1999, THE BORROWERS SHALL PROVIDE THE AGENT WITH AN ORIGINAL COUNTERPART OF A CERTIFICATE (SIGNED BY THE BORROWERS PRESIDENT, CHIEF FINANCIAL OFFICER, OR TREASURER) ON WHICH SHALL BE INDICATED (WITH SUPPORTING CALCULATIONS) THE BORROWERS' PERFORMANCE DURING SUCH FISCAL MONTH WITH RESPECT TO THOSE CRITERIA INCLUDED IN THE DEFINITION OF EURODOLLAR MARGIN ( "PRICING CERTIFICATE"). UNLESS OTHERWISE AGREED BY THE AGENT, THE PRICING CERTIFICATE SHALL BE DELIVERED TO THE AGENT TOGETHER WITH THE BORROWING BASE CERTIFICATE REQUIRED PURSUANT TO SECTION 5-4(B) FOR SUCH FISCAL MONTH AND SHALL INCORPORATE, FOR ALL CALCULATIONS MADE FOR SUCH FISCAL MONTH, THE RECONCILIATION OF ALL ACTUAL CUSTOMARY AND NORMAL MONTH END ADJUSTMENTS.

            (4) SECTION 5-9(B) is hereby amended to read as follows:

               (B) THE BORROWER, AT ITS OWN EXPENSE, SHALL CAUSE AT LEAST ONE
            (1) FULL PHYSICAL INVENTORY (WHICH PHYSICAL INVENTORY SHALL, ON A CUMULATIVE BASIS, COVER ALL OF BORROWER'S STORE LOCATIONS IN THE UNITED STATES) TO BE UNDERTAKEN IN EACH TWELVE (12) MONTH PERIOD DURING WHICH THIS AGREEMENT IS IN EFFECT (THE SPACING OF THE SCHEDULING OF WHICH INVENTORIES SHALL BE SATISFACTORY TO THE AGENT IN ALL RESPECTS) CONDUCTED BY SUCH INVENTORY TAKERS AS ARE REASONABLY SATISFACTORY TO THE AGENT AND FOLLOWING SUCH METHODOLOGY AS MAY REASONABLY BE SATISFACTORY TO THE AGENT.

               (I) THE LEAD BORROWER SHALL PROVIDE THE AGENT WITH A
            RECONCILIATION OF THE RESULTS OF EACH SUCH INVENTORY (AS WELL AS OF ANY OTHER PHYSICAL INVENTORY UNDERTAKEN BY THE BORROWERS) TO THE BORROWERS' BOOKS AND RECORDS WITHIN THIRTY (30) DAYS FOLLOWING THE END OF THE CALENDAR MONTH DURING WHICH SUCH INVENTORY WAS COMPLETED.

               (II) THE AGENT, IN ITS DISCRETION, FOLLOWING THE OCCURRENCE OF AN
            EVENT OF DEFAULT, MAY CAUSE SUCH ADDITIONAL INVENTORIES TO BE TAKEN AS THE AGENT DETERMINES (EACH, AT THE EXPENSE OF THE BORROWERS).

            (5) SECTION 5-11, to read as follows, is hereby added to the
            Agreement:

                SECTION 5-11. FINANCIAL COVENANT BASED UPON COLLATERAL
            AVAILABILITY; MINIMUM EBITDA. IF AT ANY TIME COLLATERAL AVAILABILITY IS LESS THAN $25 MILLION, THEN THEREAFTER THE BORROWER SHALL NOT SUFFER OR PERMIT ITS EBITDA FOR THE PREVIOUS FOUR (4) FISCAL QUARTERS (ON A ROLLING FOUR QUARTER BASIS) TO BE LESS THAN $25 MILLION, TESTED QUARTERLY AS SOON AS THE INFORMATION IS PUBLICLY AVAILABLE EACH FISCAL QUARTER.

         6. AMENDMENTS TO ARTICLE 10 OF THE AGREEMENT.

         SECTION 10-6 is hereby amended to read as follows:

            10-6. ACCELERATION OF OTHER DEBT. BREACH OF LEASE. THE OCCURRENCE OF ANY EVENT SUCH THAT ANY INDEBTEDNESS OF THE BORROWERS IN EXCESS OF $10,000,000.00 TO ANY CREDITOR OTHER THAN THE AGENT OR ANY LENDER COULD BE ACCELERATED OR, WITHOUT THE CONSENT OF SUCH BORROWERS, LEASES REPRESENTING, IN THE AGGREGATE, MORE THAN FIFTEEN PERCENT (15%) OF THE BORROWER'S TOTAL LEASES IN THE UNITED STATES COULD BE TERMINATED (WHETHER OR NOT THE SUBJECT CREDITOR OR LESSOR TAKES ANY ACTION ON ACCOUNT OF SUCH OCCURRENCE).

         7. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

         This Second Amendment shall remain effective only if each of the following conditions is satisfied on or before 5:00PM (Boston Time), on or before December 14, 1999:

            (1) An original counterpart of this Second Amendment is fully executed by each Borrower and delivered to the Agent.

            (2) An original replacement Revolving Credit Note, payable to each Lender having an increased Dollar Commitment on account of this Second Amendment and reflecting, respectively, the entire amount that Lender's Commitment, is fully executed by each Borrower and delivered to the Agent.

            (3) Payment in full to the Agent of an Amendment Fee of $300,000.00, which Amendment Fee shall be fully earned as of the date hereof (with the Borrower hereby acknowledging that the Borrower shall not be entitled to any credit, rebate, or repayment of the Amendment Fee, or other fee previously earned by the Agent or any Lender pursuant to this Agreement, notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make loans and advances hereunder).

            (4) Payment in full to the Agent of an additional Agent's Fee as specifically provided in a certain Fee Letter dated December 3, 1999 between the Borrower and the Agent, which Agent's Fee shall be fully earned as of the date hereof (with the

                 Borrower hereby acknowledging that the Borrower shall not be entitled to any credit, rebate, or repayment of the Agent's Fee, or other fee previously earned by the Agent or any Lender pursuant to this Agreement, notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make loans and advances hereunder).

            (5) Receipt by the Agent, for the account of the Lenders, of each of the following:

                 (1) A Certificate setting forth the text of the resolutions adopted by the Directors of each Borrower authorizing that Borrower's execution of this Second Amendment and attesting to the authority of the persons who executed the Second Amendment on behalf of that Borrower.

                 (2) An opinion of counsel to the Borrower as to the due
                     execution and effectiveness of this Second Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).

                 (3) A Certificate of corporate good standing, with respect to each Borrower, issued by the Secretary of State of the State in which that Borrower was organized.

                 (4) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of each Borrower's business conducted or assets owned could require such qualification.

                 (5) Such additional instruments and documents as the Agent or its counsel reasonably may require or request.

                 (6) Certificates executed on behalf of the Borrowers by the
                     Chief Executive Officer and the Chief Financial Officer of the Parent and stating that the representations and warranties made by the Borrowers to the Agent and the Lenders in the Loan Documents are true and complete in all material respects as of the date of such Certificate (except as shall be specifically noted in such Certificate), and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default. Such Certificates, to the extent applicable, shall also include replacement or supplemental Exhibits to the Loan Agreement with respect to any changes made since the establishment of the Loan.

         8. ADDITIONAL REPRESENTATION BY BORROWER.

         Each Borrower hereby represents that, at the execution of this Second Amendment, no Suspension Event has occurred.

         9. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect.

         10. MISCELLANEOUS.

                 (a) This Second Amendment may be executed in several
             counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

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

                           (b) This Second Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment.

                           (d) The Borrower shall pay on demand all reasonable
                  costs and expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Second Amendment.

[SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                                            The "BORROWER" :
                                                       The "LEAD BORROWER" :
                                                              The "PARENT" :
                                                  THE SPORTS AUTHORITY, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                          THE SPORTS AUTHORITY FLORIDA, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                         THE SPORTS AUTHORITY MICHIGAN, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                               AUTHORITY INTERNATIONAL, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                               The "AGENT" :
                                              BANKBOSTON RETAIL FINANCE INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                             The "LENDERS" :
                                              BANKBOSTON RETAIL FINANCE INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                FOOTHILL CAPITAL CORPORATION

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                      HELLER FINANCIAL, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                       BANK OF AMERICA, N.A.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                   CITIZENS BUSINESS CREDIT,
                                  A DIVISION OF CITIZENS LEASING CORPORATION

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                   FLEET CAPITAL CORPORATION

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                               LASALLE BUSINESS CREDIT, INC.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                     DEUTSCHE FINANCIAL SERVICES CORPORATION

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________

                                                           MELLON BANK, N.A.

                                         By_________________________________

                                 Print Name:________________________________

                                      Title:________________________________


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